Pursuant to Rule 497(e)
Registration No. 333-111662

AIG SERIES TRUST

Supplement dated September 23, 2008

to the Prospectus dated February 28, 2008

as supplemented on March 6, 2008

Effective immediately, the first sentence of “Reinstatement Privilege” under the heading “Other Sales Charge Arrangements and Waivers” on page 13 of the Prospectus is hereby deleted and replaced with the following:

“Within one year of a redemption of certain Class A and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by AIG SACS without a sales charge.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP1_HAPRO_2-08